GlobalTek Ventures, Inc. – Form 8-K (Item 5.03 Name Change)

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2026

GLOBALTEK VENTURES, INC.

                         (formerly Ameritek Ventures, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54739	82-2380777
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

111 W. Jackson Blvd. Suite 1146

Chicago, IL 60604

(Address of principal executive offices)

(312) 239-3574

(Registrant’s telephone number, including area code)

Ameritek Ventures, Inc.

111 W. Jackson Blvd., Chicago, IL 60604

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark if the registrant is an Emerging Growth Company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

GlobalTek Ventures, Inc. – Form 8-K (Item 5.03 Name Change)

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2026, GlobalTek Ventures, Inc. (formerly Ameritek Ventures, Inc.) (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada (Filing Number 20265675229) to change the Company's corporate name from “Ameritek Ventures, Inc.” to “GlobalTek Ventures, Inc.”

The Certificate of Amendment was approved by the Company's board of directors and the holder of a majority of the Company's voting power. As permitted by Nevada Revised Statutes Section 78.209, no action by the Company's stockholders was required because the amendment was a name-change-only amendment.

The Certificate of Amendment became effective at 5:00 p.m. (Pacific Time) on April 17, 2026.

Other than the change of the Company's corporate name, the Certificate of Amendment did not amend any other terms of the Company's Articles of Incorporation. The name change does not affect (i) the rights of any of the Company's stockholders, (ii) the par value of the Company's common stock or any series of preferred stock, (iii) the number of shares of any class or series of capital stock authorized to be issued by the Company, or (iv) any of the Company's outstanding indebtedness.

On April 16, 2026, the State of Nevada issued a new Nevada State Business License to the Company under the new corporate name (Certificate Number B202604166624478, Nevada Business Identification Number NV20101895550), with an expiration date of December 31, 2026.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the new Nevada State Business License is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Trading Symbol and CUSIP.

The Company's common stock continues to be quoted on the OTC Pink under the trading symbol “ATVK” pending processing of the corporate action by the Financial Industry Regulatory Authority (“FINRA”). The Company has submitted, or intends to submit, the required corporate-action notification to FINRA pursuant to FINRA Rule 6490. The Company will issue a further announcement once FINRA has processed the corporate action and assigned a new trading symbol and/or CUSIP, as applicable.

Item 8.01  Other Events.

The Company's name change to “GlobalTek Ventures, Inc.” reflects the broader strategic repositioning of the Company that has been disclosed in prior reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2025 filed on April 15, 2026. The Company's strategic focus is on solid-state batteries through its wholly owned subsidiary Galaxy Batteries, Inc., adaptive and robotic manufacturing, aerospace services through its wholly owned subsidiary AeroPass, Inc., and luxury corporate housing through its wholly owned subsidiary Chicago Real Estate Partners, LLC.

GlobalTek Ventures, Inc. – Form 8-K (Item 5.03 Name Change)

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation, filed with the Nevada Secretary of State on April 15, 2026 (effective April 17, 2026, at 5:00 p.m.).
99.1	Nevada State Business License issued to GlobalTek Ventures, Inc. on April 16, 2026 (Certificate Number B202604166624478).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

GlobalTek Ventures, Inc. – Form 8-K (Item 5.03 Name Change)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALTEK VENTURES, INC.

(formerly Ameritek Ventures, Inc.)

Date: April 22, 2026

By: /s/ Shaun Passley, PhD

Shaun Passley, PhD

Chairman, President, Chief Executive Officer, Chief Financial Officer,

Chief Operating Officer and Secretary

(Principal Executive Officer and Principal Financial and Accounting Officer)